Message from the President

To our members,

The market looks much different from one year ago. We ended the fourth quarter in 2018 with a strong market sell-off, but overall 2019 was a solid year for the market. Recession fears and an unsolved US-China trade war were a cloud for much of last year, but economic data remained sound and globally stocks stayed strong. Franklin Templeton, one of the investment companies offered as an option with the WoodmenLife Variable Annuity, believes there a just a few signs showing the global economy is head toward a recession. The United States, the worlds largest economy remains on steady footing. They believe we will continue to see some of the same head winds in 2020 like trade tensions, weaker manufacturing activity, declining business sentiment, and rising political tensions.

There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals.

If you are sensitive to stock market declines, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential.

With a long-term focus, your WoodmenLife Variable Annuity should remain a solid part of your investment plan for retirement. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market.

We are always available to answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m. to 4:30 p.m. CT.

Sincerely,
Tim Buderus
President & CEO
Woodmen Financial Services, Inc.